UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c)

of the Securities Exchange Act of 1934 (Amendment No. __)

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ADVANCED SERIES TRUST

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT

The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Emerging Markets Equity Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

October 8, 2020

To the Shareholders:

At a regular meeting held on June 15-16, 2020, the Board of Trustees (the Board) of Advanced Series Trust approved a new subadvisory agreement (the New Subadvisory Agreement) for the AST Emerging Markets Equity Portfolio (the Portfolio) among PGIM Investments LLC (PGIM Investments), AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) and Martin Currie Inc. (MC), due to a change of control of the parent company of MC.

The Board's approval of the New Subadvisory Agreement was in connection with the change of control of Legg Mason, Inc. (Legg Mason), the parent company of MC, which resulted from Franklin Resources, Inc.'s (Franklin) acquisition of Legg Mason. In February 2020, Legg Mason entered into an agreement with Franklin under which Franklin would acquire Legg Mason (the Transaction). The Transaction closed on July 31, 2020. Franklin is a holding company that, together with its subsidiaries operates as Franklin Templeton®. Upon the closing of the Transaction, Legg Mason became a direct wholly-owned subsidiary of Franklin, and MC became an indirect subsidiary of Franklin. As such, the Transaction resulted in a change of control of Legg Mason and MC and, therefore, an assignment (within the meaning of the Investment Company Act of 1940) and automatic termination of the prior subadvisory agreement between the Manager and MC for the Portfolio.

The New Subadvisory Agreement became effective on July 31, 2020, and is identical to the prior subadvisory agreement between the Manager and MC. The subadvisory agreements between the Manager and the Portfolio's other subadvisers, AQR Capital Management, LLC and J.P. Morgan Investment Management, Inc., have not been, and will not be, affected by the New Subadvisory Agreement. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. PGIM Investments and ASTIS will continue to manage the Portfolio.

This information statement describes the circumstances surrounding the Board's approval of the New Subadvisory Agreement and provides you with an overview of its terms. This information statement does not require any action by you. It is provided to inform you about a change in the Portfolio's subadvisory arrangement.

By order of the Board,

Andrew R. French

Secretary

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

ASTEMEIS-2-A

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF THE INFORMATION STATEMENT The Information Statement is available at: www.PrudentialAnnuities.com/investor/invprospectus

ADVANCED SERIES TRUST

AST Emerging Markets Equity Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

INFORMATION STATEMENT

October 8, 2020

This information statement is being furnished in lieu of a proxy statement to beneficial shareholders of the AST Emerging Markets Equity Portfolio (the Portfolio), a series of Advanced Series Trust (AST or the Trust), pursuant to the terms of an exemptive order (the Manager-of-Managers Order) issued by the Securities and Exchange Commission (the SEC). The Manager- of-Managers Order permits the Portfolio's investment managers to hire subadvisers that are not affiliated with the investment managers, and to make changes to certain existing subadvisory agreements with the approval of the Board of Trustees of the Trust, without obtaining shareholder approval.

AST is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). AST is organized as a Massachusetts business trust. The Portfolio is a series of the Trust.

The Trustees of AST are collectively referred to herein as the "Board" or "Trustees." The principal executive offices of AST are located at 655 Broad Street, 17th Floor, Newark, NJ 07102. PGIM Investments LLC (PGIM Investments) and AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) serve as the investment managers of the Portfolio.

This information statement relates to the approval by the Board of new subadvisory agreement (the New Subadvisory Agreement) for the Portfolio with Martin Currie Inc. (MC). At a meeting of the Board held on June 15-16, 2020 (the Meeting), the Board, including a majority of the Trustees who are not parties to the New Subadvisory Agreement, and who are not interested persons of those parties, as defined in the 1940 Act (the Independent Trustees), approved the New Subadvisory Agreement between the Manager and MC.

The Board's approval of the New Subadvisory Agreement was in connection with the change of control of Legg Mason, Inc. (Legg Mason), the parent company of MC, which resulted from Franklin Resources, Inc.'s (Franklin) acquisition of Legg Mason. In February 2020, Legg Mason entered into an agreement with Franklin under which Franklin would acquire Legg Mason (the Transaction). The Transaction closed on July 31, 2020. Franklin is a holding company that, together with its subsidiaries operates as Franklin Templeton®. Upon the closing of the Transaction, Legg Mason became a direct wholly-owned subsidiary of Franklin, and MC became an indirect subsidiary of Franklin. As such, the Transaction resulted in a change of control of Legg Mason and MC and, therefore, an assignment (within the meaning of the Investment Company Act of 1940) and automatic termination of the prior subadvisory agreement between the Manager and MC for the Portfolio.

The New Subadvisory Agreement became effective on July 31, 2020, and is identical to the prior subadvisory agreement between the Manager and MC that was terminated as a result of the Transaction (the Prior Subadvisory Agreement). The investment objective of the Portfolio has not changed. The subadvisory agreements between the Manager and the Portfolio's other subadvisers, AQR Capital Management, LLC and J.P. Morgan Investment Management, Inc., have not been, and will not be, affected by the New Subadvisory Agreement. The investment management agreement between the Manager and the Trust (the Management Agreement) relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. The Management Agreement was last approved by the Trustees, including a majority of the Independent Trustees, at the Meeting.

MC will pay for the costs associated with preparing and distributing this information statement to the shareholders of the Portfolio. A Notice of Internet Availability for this information statement will be mailed on or about October 12, 2020 to shareholders investing in the Portfolio as of July 31, 2020.

THIS IS NOT A PROXY STATEMENT.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NEW SUBADVISORY AGREEMENT

Approval of the New Subadvisory Agreement

As required by the 1940 Act, due to an anticipated "change of control" of Legg Mason, the Board of AST, including the Independent Trustees, considered whether to approve the New Subadvisory Agreement.

At the Meeting, the Board, including all of the Independent Trustees, considered and approved the New Subadvisory Agreement after concluding that approval of the New Subadvisory Agreement was in the best interests of the Portfolio and its respective shareholders. The Board noted that it had most recently approved the Prior Subadvisory Agreement at the January 2020 Board meeting (the Prior Meeting), and that the New Subadvisory Agreement would not take effect until the anticipated change of control was complete.

The Board's approval of the New Subadvisory Agreement was in connection with the anticipated change of control of Legg Mason. The Board considered that Franklin would acquire 100% of Legg Mason, the parent company of MC, in the Transaction, causing MC to become an indirect subsidiary of Franklin. The Board was advised that the completion of the Transaction would constitute a "change of control" of Legg Mason and MC, resulting in the assignment and termination of the Prior Subadvisory Agreement between the Manager and MC.

In advance of the Meeting, the Board requested and received materials related to the New Subadvisory Agreement, and had the opportunity to ask questions and request further information in connection with its considerations.

Before approving the New Subadvisory Agreement, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services to be provided to the Portfolio by MC; comparable performance information; the fees paid by the Manager to MC; the potential for economies of scale that may be shared with the Portfolio and its respective shareholders; and other benefits to MC. In connection with its deliberations, the Board considered information provided by the Manager and MC at, or in advance of, the Meeting. In its deliberations, the Board did not identify any single factor that, alone, was responsible for the Board's decision to approve the New Subadvisory Agreement.

The Board determined that the overall arrangements between the Manager and MC, who will continue to subadvise the Portfolio pursuant to the terms of the New Subadvisory Agreement, are in the best interests of the Portfolio and its shareholders, in light of the services to be performed and the fees to be charged under the New Subadvisory Agreement, and such other matters as the Board considered relevant in the exercise of its business judgment.

The material factors and conclusions that formed the basis for the Board's approval of the New Subadvisory Agreement are separately discussed below.

Nature, Quality and Extent of Services

The Board noted that it had most recently received and considered information regarding the nature, quality and extent of services provided to the Portfolio by the MC in connection with its approval of the Prior Subadvisory Agreement at the Prior Meeting. The Board also noted that the nature and extent of services to be provided to the Portfolio under the Prior Subadvisory Agreement are identical in all material respects to those to be provided by MC under the New Subadvisory Agreement.

With respect to quality of services, the Board considered, among other things, the backgrounds and experiences of the portfolio management team of MC that serves the Portfolio, and that such team would continue to serve the Portfolio after the Transaction and would otherwise be unaffected. In connection with the approval of the Prior Subadvisory Agreement for the Portfolio, the Board had reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who are responsible for the day-to-day management of the Portfolio. The Board was also provided information pertaining to the organizational structure of Legg Mason and MC, senior management and investment operations, among other relevant information. The Board noted that it had received favorable compliance reports from AST's Chief Compliance Officer at the Prior Meeting regarding MC in connection with its approval of the Prior Subadvisory Agreement.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to the Portfolio by MC under the Prior Subadvisory Agreement, and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by MC under the New Subadvisory Agreement should equal the quality of similar services provided by MC under the Prior Subadvisory Agreement.

Performance

The Board noted that it had reviewed and been satisfied with the investment performance of the Portfolio in connection with its approval of the Prior Subadvisory Agreement, and that there was a reasonable basis on which to conclude that the investment performance of the Portfolio under the New Subadvisory Agreement should not change as a result of the Transaction.

Subadvisory Fee Rate

The Board noted that the subadvisory fee rates payable to MC in connection with the Portfolio would remain unchanged as a result of the Transaction. The Board noted that it had reviewed the subadvisory fee rates paid to MC in connection with its approval of the Prior Subadvisory Agreement at the Prior Meeting and determined that such fee rates were reasonable.

Profitability

The Board noted that, since MC is not affiliated with the Manager, the revenues derived by MC under the New Subadvisory Agreement would not be included in any future profitability calculations of the Manager, and concluded that the level of profitability of subadvisers not affiliated with the Manager, such as MC, may not be as significant as the Manager's profitability, given the arm's-length nature of the process by which the subadvisory fee rates were negotiated by the Manager and the unaffiliated subadvisers, as well as the fact that the Manager compensates subadvisers out of its management fees.

Economies of Scale

The Board noted that the proposed subadvisory fee schedules for the Portfolio under the New Subadvisory Agreement contain breakpoints that reduce the fee rates on assets above specified levels, and that the fee schedules are the same as the fee schedules under the Prior Subadvisory Agreement that were approved by the Board at the Prior Meeting. The Board noted that it would consider economies of scale in connection with future annual reviews of the New Subadvisory Agreement.

Other Benefits to MC

The Board noted that it had considered potential "fall-out" or ancillary benefits anticipated to be received by MC, and its respective affiliates, in connection with its approval of the Prior Subadvisory Agreement at the Prior Meeting, and that the Transaction would not result in any changes to the information it considered at the Prior Meeting. The Board also noted that it would review ancillary benefits in connection with future annual reviews of the New Subadvisory Agreement.

***

After full consideration of these factors, the Board concluded that approving the New Subadvisory Agreement was in the best interests of the Portfolio and its beneficial shareholders.

The New Subadvisory Agreement is attached as Exhibit A.

Information about MC

Martin Currie Inc. The Martin Currie group provides asset management services for a global client base of financial institutions, charities, foundations, endowments, pension funds, family offices, government agencies and investment funds. Effective July 31, 2020, Martin Currie Inc. is a wholly-owned indirect subsidiary of Franklin Resources, Inc. Martin Currie Inc. is a New York corporation (No. 515904) within the Martin Currie group providing discretionary investment management services to Martin Currie's US investors. Martin Currie Inc. is headquartered at New York Times Building, 620 Eighth Avenue, 49th Floor, New York, New York 10018 and has its UK-based office at Saltire Court, 20 Castle Terrace, Edinburgh, United Kingdom, EH1 2ES. Martin Currie Inc. is regulated by the SEC in the US and the FCA in the UK. As of June 30, 2020, Martin Currie Inc. had approximately $13.8 billion in assets under management.

Additional information about MC is attached as Exhibit B.

Terms of the New Subadvisory Agreement

The material terms of the New Subadvisory Agreement are identical to the material terms of the Prior Subadvisory Agreement. MC is compensated by the Manager (and not the Portfolio) based on the amount of assets in the portion of the Portfolio it manages. The subadvisory fee rates under the Prior Subadvisory Agreement, the subadvisory fee rates under the New Subadvisory Agreement, and the subadvisory fees paid to MC for the fiscal year ended December 31, 2019, are set forth below:

Subadvisory
Fees Paid for
Prior Subadvisory Fee Rates	New Subadvisory Fee Rates	the Fiscal Year
Ended

December 31,
2019
0.50% of average daily net assets to $150 million;	0.50% of average daily net assets to $150	N/A
0.40% of average daily net assets from $150	million;
million to $300 million;	0.40% of average daily net assets from $150
0.35% of average daily net assets from $300	million to $300 million;
million to $450 million;	0.35% of average daily net assets from $300
0.30% of average daily net assets over $450	million to $450 million;
million	0.30% of average daily net assets over $450
million

The New Subadvisory Agreement provides, as did the Prior Subadvisory Agreement, that subject to the supervision of the Manager and the Board, MC is responsible for managing the investment operations of a portion of the assets of the Portfolio and for making investment decisions and placing orders to purchase and sell securities for such portion of the Portfolio, all in accordance with the investment objective and policies of the Portfolio, as reflected in its current prospectus and statement of additional information, and as may be adopted from time to time by the Board. In accordance with the requirements of the 1940 Act, MC will maintain all books and records required to be maintained by an investment adviser and will render to the Board such periodic and special reports, as the Board may reasonably request.

The New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter, as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, or by the Board, including the approval by a majority of the Independent Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that

(i)the New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board or by vote of a majority of the outstanding voting securities of the Portfolio, (ii) the New Subadvisory Agreement will terminate automatically in the event of its assignment (within the meaning of the 1940 Act) or upon the termination of the Trust's Management Agreement with the Manager, and (iii) the New Subadvisory Agreement may be terminated at any time by MC, or by the Manager on not more than 60 days', nor less than 30 days', written notice to the other party to the New Subadvisory Agreement.

The New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, MC will not be liable for any act or omission in connection with its activities as a subadviser to the Portfolio.

MANAGEMENT AND ADVISORY ARRANGEMENTS

The Manager

The Trust is managed by PGIM Investments, 655 Broad Street, 17th Floor, Newark, NJ 07102 and ASTIS, One Corporate Drive, Shelton, Connecticut 06484.

As of June 30, 2020, PGIM Investments served as investment manager to all of the Prudential US and offshore open-end investment companies, and as administrator to closed-end investment companies, with aggregate assets of approximately $313.9 billion. PGIM Investments is a wholly-owned subsidiary of PIFM Holdco, LLC, which is a wholly-owned subsidiary of PGIM Holding Company LLC, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential). PGIM Investments has been in the business of providing advisory services since 1996.

As of June 30, 2020, ASTIS served as investment manager to certain Prudential US and offshore open-end investment companies with aggregate assets of approximately $159.8 billion. ASTIS is a subsidiary of Prudential Annuities Holding Company, Inc., which is a subsidiary of Prudential Annuities, Inc., a subsidiary of Prudential. ASTIS has been in the business of providing advisory services since 1992

Terms of the Management Agreement

Services Provided by the Manager. Pursuant to the Management Agreement with the Trust, the Manager, subject to the supervision of the Trust's Board and in conformity with the stated policies of the Portfolio, manages both the investment operations and composition of the Portfolio, including the purchase, retention, disposition and loan of securities and other assets. In connection therewith, the Manager is obligated to keep certain books and records of the Portfolio. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Portfolio. The Manager continues to have the ultimate responsibility for all investment advisory services performed pursuant to any such subadvisory agreement.

The Manager is specifically responsible for overseeing and managing the Portfolio and MC. In this capacity, the Manager reviews the performance of the Portfolio and MC and makes recommendations to the Board with respect to the retention of investment subadvisers, the renewal of contracts, and the reorganization and merger of portfolios, and other legal and compliance matters. The Manager takes on the entrepreneurial and other risks associated with the launch of each new portfolio and its ongoing operations. The Manager utilizes the Strategic Investment Research Group (SIRG), a unit of PGIM Investments, to assist the Manager in regularly evaluating and supervising the Portfolio and MC, including with respect to investment performance. SIRG is a centralized research department of PGIM Investments that is comprised of a group of highly experienced analysts. SIRG utilizes proprietary processes to analyze large quantities of industry data, both on a qualitative and quantitative level, in order to effectively oversee the Portfolio and MC. The Manager utilizes this data in directly supervising the Portfolio and MC. SIRG provides reports to the Board and presents to the Board at special and regularly scheduled Board meetings. The Manager bears the cost of the oversight program maintained by SIRG.

In addition, the Manager generally provides or supervises all of the administrative functions necessary for the organization, operation and management of the Trust and its portfolios. The Manager administers the Trust's corporate affairs and, in connection therewith, furnishes the Trust with office facilities, together with those ordinary clerical and bookkeeping services, which are not being furnished by the Trust's custodian or transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Trust. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Trust, including, but not limited to, the custodian, transfer agent, and accounting agent. The management services of the Manager to the Trust are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The primary administrative services furnished by the Manager are more specifically detailed below:

•furnishing of office facilities;

•paying salaries of all officers and other employees of the Manager who are responsible for managing the Trust and the Portfolio;

•monitoring financial and shareholder accounting services provided by the Trust's custodian and transfer agent;

•providing assistance to the service providers of the Trust and the Portfolio, including, but not limited to, the custodian, transfer agent, and accounting agent;

•monitoring, together with MC, the Portfolio's compliance with its investment policies, restrictions, and with federal and state laws and regulations, including federal and state securities laws, the Internal Revenue Code and other relevant federal and state laws and regulations;

•preparing and filing all required federal, state and local tax returns for the Trust and the Portfolio;

•preparing and filing with the SEC on Form N-CSR the Trust's annual and semi-annual reports to shareholders, including supervising financial printers who provide related support services;

•preparing and filing with the SEC required monthly reports of portfolio holdings on Form N-PORT;

•preparing and filing the Trust's registration statement with the SEC on Form N-1A, as well as preparing and filing with the SEC supplements and other documents, as applicable;

•preparing compliance, operations and other reports required to be received by the Trust's Board and/or its committees in support of the Board's oversight of the Trust; and

•organizing regular and any special meetings of the Board of the Trust, including preparing Board materials and agendas, preparing minutes, and related functions.

Expenses Borne by the Manager. In connection with its management of the corporate affairs of the Trust, the Manager bears certain expenses, including, but not limited to:

•the salaries and expenses of all of its and the Trust's personnel, except the fees and expenses of Trustees who are not affiliated persons of the Manager or MC;

•all expenses incurred by the Manager or the Trust in connection with managing the ordinary course of a Trust's business, other than those assumed by the Trust, as described below;

•the fees, costs and expenses payable to MC pursuant to the New Subadvisory Agreement; and

•with respect to the compliance services provided by the Manager, the cost of the Trust's Chief Compliance Officer, the Trust's Deputy Chief Compliance Officer, and all personnel who provide compliance services for the Trust, and all of the other costs associated with the Trust's compliance program, which includes the management and operation of the compliance program responsible for compliance oversight of the Portfolio and MC.

Expenses Borne by the Trust. Under the terms of the Management Agreement, the Trust is responsible for the payment of Trust expenses not paid by the Manager, including:

•the fees and expenses incurred by the Trust in connection with the management of the investment and reinvestment of the Trust's assets payable to the Manager;

•the fees and expenses of Trustees who are not affiliated persons of the Manager or MC;

•the fees and certain expenses of the custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Trust and of pricing the Trust's shares;

•the charges and expenses of the Trust's legal counsel and independent auditors;

•brokerage commissions and any issue or transfer taxes chargeable to the Trust in connection with its securities (and futures, if applicable) transactions;

•all taxes and corporate fees payable by the Trust to governmental agencies;

•the fees of any trade associations of which the Trust may be a member;

•the cost of share certificates representing and/or non-negotiable share deposit receipts evidencing shares of the Trust;

•the cost of fidelity, directors and officers, and errors and omissions insurance;

•the fees and expenses involved in registering and maintaining registration of the Trust and of its shares with the SEC and paying notice filing fees under state securities laws, including the preparation and printing of the Trust's registration statements and prospectuses for such purposes;

•allocable communications expenses with respect to investor services, and all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing reports and notices to shareholders; and

•litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business and distribution and service (12b-1) fees.

Terms of the Management Agreement. The Management Agreement provides that the Manager will not be liable for any error of judgment by the Manager or for any loss suffered by the Trust in connection with the matters to which the Management Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case, any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or loss resulting from willful misfeasance, bad faith or gross negligence or reckless disregard of duties. The Management Agreement provides that it will terminate automatically, if assigned (as defined in the 1940 Act), and that it may be terminated without penalty by either the Manager or the Trust by a vote of the Board or of a majority of the outstanding voting securities of the Trust (as defined in the 1940 Act) upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement will continue in effect for a period of more than two years from the date of execution, only so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act.

The table below sets forth the applicable contractual management fee rates and the management fees received by the Manager during the most recently completed fiscal year.

		Aggregate
		Investment
Portfolio	Investment Management Fee Rate*	Management Fees
		for the most recently
		completed fiscal year
AST Emerging Markets Equity	0.9325% of average daily net assets to $300 million;	$3,701,884
Portfolio	0.9225% on next $200 million of average daily net assets;
	0.9125% on next $250 million of average daily net assets;
	0.9025% on next $2.5 billion of average daily net assets;
	0.8925% on next $2.75 billion of average daily net assets;
	0.8625% on next $4 billion of average daily net assets;
	0.8425% over $10 billion of average daily net assets

*The Manager has contractually agreed to waive a portion of its investment management fee and/or reimburse certain expenses of the Portfolio so that the

Portfolio's investment management fee plus other expenses (exclusive, in all cases of, interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), extraordinary expenses, acquired fund fees and expenses, and certain other Portfolio expenses such as dividend and interest expense and broker charges on short sales) do not exceed 1.30% of the Portfolio's average daily net assets through June 30, 2022. Expenses waived/reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified prior to June 30, 2022 without the prior approval of the Trust's Board of Trustees.

Directors and Officers of PGIM Investments and ASTIS

Set forth below is the name, title and principal occupation of the principal executive officer of PGIM Investments. There are no directors of PGIM Investments. The address of the principal executive officer of PGIM Investments is 655 Broad Street, 17th Floor, Newark, New Jersey 07102. None of the officers or directors of PGIM Investments are also officers or directors of MC.

Name	Position with PGIM Investments	Principal Occupations

Stuart S. Parker	Chief Executive Officer, Chief	President of PGIM Investments LLC (since
	Operating Officer, Officer-in-Charge,	January 2012); Executive Vice President of
	President	Prudential Investment Management Services
LLC (since December 2012); formerly Executive
Vice President of Jennison Associates LLC and
Head of Retail Distribution of PGIM
Investments LLC (June 2005-December 2011).

Set forth below are the names, titles and principal occupations of the principal executive officer and the directors of ASTIS. Unless otherwise indicated, the address of each individual is One Corporate Drive, Shelton, Connecticut 06484. None of the officers or directors of ASTIS are also officers or directors of MC.

Name	Position with ASTIS	Principal Occupations

Scott E. Benjamin*	Director and Executive Vice President	Executive Vice President (since May 2009) of
PGIM Investments LLC; Executive Vice
President (June 2009-June 2012) and Vice
President (since June 2012) of Prudential
Investment Management Services LLC;
Executive Vice President (since September
2009) of AST Investment Services, Inc.; Senior
Vice President of Product Development and
Marketing, PGIM Investments (since February
2006); Executive Vice President (since June
2019) of Prudential Trust Company; formerly
Vice President of Product Development and
Product Management, PGIM Investments LLC
(2003-2006).
Timothy S. Cronin	Director, President, Chief Executive	President, Chief Executive Officer, Chief
	Officer, Chief Operating Officer,	Operating Officer, Officer-In-Charge (since
	Officer-in-Charge	March 2006), Director (since June 2005) of AST
Investment Services, Inc.; Senior Vice President
of PGIM Investments LLC (since May 2009);
Vice President (since July 2006) of Pruco Life
Insurance Company and Pruco Life Insurance
Company of New Jersey; Senior Vice president
(since May 2006) of Prudential Annuities Life
Assurance Corporation; Vice President of
Prudential Annuities, Inc. (since May 2003).
Dylan J. Tyson	Director and Executive Vice President	Director, President, and Chief Executive Officer
(since December 2019) of Pruco Life Insurance
Company, Pruco Life Insurance Company of
New Jersey, Prudential Annuities Holding
Company, Inc., Prudential Annuities Information
Services & Technology Corporation, Prudential
Annuities Life Assurance Corporation,
Prudential Annuities, Inc. and Prudential Life
Insurance Company of Taiwan Inc.; Senior Vice
President, Annuities (since December 2019) of
Prudential Financial, Inc. and The Prudential
Insurance Company of America.

* Mr. Benjamin's principal address is 655 Broad Street, 17th Floor, Newark, NJ 07102.

Set forth below is a list of the officers of the Trust who are also officers or directors of PGIM Investments and/or ASTIS.*

Name	Position with Trust	Position with PGIM Investments	Position with ASTIS

Timothy S. Cronin	President	Senior Vice President	Director, President,
Chief Executive
Officer, Chief
Operating Officer,
Officer-in-Charge
Ken Allen	Vice President	Vice President	Vice President
Claudia DiGiacomo	Chief Legal Officer and	Assistant Secretary and Vice President	N/A
Assistant Secretary
Andrew R. French	Secretary	Assistant Secretary and Vice President	N/A
Melissa Gonzalez	Assistant Secretary	Assistant Secretary and Vice President	N/A
Dino Capasso	Chief Compliance Officer	Chief Compliance Officer and Vice	Chief Compliance
		President	Officer
Christian J. Kelly	Treasurer & Principal	Assistant Treasurer and Vice President	Vice President
Financial and Accounting
Officer

* Includes Mr. Cronin, who also serves as an interested trustee of the Trust.

Custodian

The Bank of New York Mellon, 240 Greenwich Street, New York, New York 10007, serves as custodian for the Trust's portfolio securities and cash, and, in that capacity, maintains certain financial accounting books and records pursuant to an agreement with the Trust. Subcustodians provide custodial services for any foreign assets held outside the United States.

Transfer Agent and Shareholder Servicing Agent

Prudential Mutual Fund Services LLC (PMFS), 655 Broad Street, 17th Floor, Newark, New Jersey 07102, serves as the transfer and dividend disbursing agent of the Portfolio. PMFS is an affiliate of PGIM Investments. PMFS provides customary transfer agency services to the Portfolio, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, the payment of dividends and distributions and related functions. For these services, PMFS receives compensation from the Trust and is reimbursed for its transfer agent expenses, which include an annual fee per shareholder account, a monthly inactive account fee per shareholder account and its out-of-pocket expenses; including, but not limited to, postage, stationery, printing, allocable communication expenses and other costs.

BNY Mellon Asset Servicing (US) Inc. (BNYAS) serves as sub-transfer agent to the Trust. PMFS has contracted with BNYAS, 301 Bellevue Parkway, Wilmington, DE 19809, to provide certain administrative functions to PMFS, the Portfolio's transfer agent. PMFS will compensate BNYAS for such services.

Distribution

Prudential Annuities Distributors, Inc. (PAD) serves as the distributor for the shares of the Portfolio. Each class of shares is offered and redeemed at its net asset value without any sales load. PAD is an affiliate of PGIM Investments. PAD is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, and is a member of the Financial Industry Regulatory Authority (FINRA).

Under the distribution agreement, the Portfolio is currently subject to an annual distribution or "12b-1" fee of 0.25% of the average daily net assets of the Portfolio. For the most recently completed fiscal year, the Portfolio incurred the following amount of fees for services provided by PAD:

Portfolio	Amount Paid
AST Emerging Markets Equity Portfolio	$995,091

Brokerage

For the most recently completed fiscal year, the Portfolio paid the following in brokerage commissions to affiliated and non- affiliated broker-dealers:

Portfolio	Amount Paid
AST Emerging Markets Equity Portfolio	$286,761
Shareholder Communication Costs

MC will pay for the costs associated with preparing and distributing this information statement.

Shareholder Proposals

The Trust, as a Massachusetts business trust, is not required to hold annual meetings of shareholders, and the Trustees do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Annual and Semi-Annual Reports

The Trust's annual reports, semi-annual reports and information statements are sent to shareholders. Only one copy of a report or information statement, as applicable, may be delivered to multiple shareholders sharing an address unless the Trust receives contrary instructions from one or more of the shareholders. A copy of the Trust's most recent annual report, semi-annual report or information statement may be obtained without charge by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102 or by calling (800) 778-2255 (toll free).

Shareholder Information

Information on share ownership of the Portfolio is set forth in Exhibit C to this information statement.

Andrew R. French

Secretary

Dated: October 8, 2020

EXHIBIT A

ADVANCED SERIES TRUST

AST Emerging Markets Equity Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 31st day of July, 2020 between PGIM Investments LLC (PGIM Investments), a New York limited liability company and AST Investment Services, Inc. (ASTIS), a Maryland corporation (together, the Co-Managers), and Martin Currie Inc., a corporation organized and existing under the laws of the State of New York (Martin Currie or the Subadviser).

WHEREAS, the Co-Managers have entered into a Management Agreement (the Management Agreement) dated May 1, 2003, with Advanced Series Trust (formerly American Skandia Trust), a Massachusetts business trust (the Trust) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PGIM Investments and ASTIS act as Co-Managers of the Trust; and

WHEREAS, the Co-Managers, acting pursuant to the Management Agreement, desire to retain the Subadviser to provide investment advisory services to the Trust and one or more of its series as specified in Schedule A hereto (individually and collectively, with the Trust, referred to herein as the Trust) and to manage such portion of the Trust as the Co-Managers shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1.(a) Subject to the supervision of the Co-Managers and the Board of Trustees of the Trust, the Subadviser shall manage such portion of the Trust's portfolio as is delegated to the Subadviser by the Co-Managers, including the purchase, retention and disposition thereof, in accordance with the Trust's investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus"), and subject to the following understandings:

(i)The Subadviser shall provide supervision of such portion of the Trust's investments as the Co-Managers shall direct, and shall determine from time to time what investments and securities will be purchased, retained, sold or loaned by the Trust, and what portion of the assets will be invested or held uninvested as cash.

(ii)In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Amended and Restated Declaration of Trust of the Trust, the By-laws of the Trust, and the Prospectus of the Trust, as provided to it by the Co-Managers (the Trust Documents), and with the instructions and directions of the Co-Managers and of the Board of Trustees of the Trust, shall co-operate with the Co-Managers' (or their designees') personnel responsible for monitoring the Trust's compliance and will conform to, and comply with, the requirements of the 1940 Act, the Commodity Exchange Act of 1936, as amended (the CEA) and all other applicable federal and state laws and regulations. In connection therewith, the Subadviser shall, among other things, prepare and file such reports as are, or may in the future be, required by the Securities and Exchange Commission (the Commission). The Co- Managers shall provide the Subadviser timely with copies of any updated Trust Documents.

(iii)The Subadviser shall determine the securities, futures contracts and other instruments to be purchased or sold by such portion of the Trust's portfolio, as applicable, and may place orders with or through such persons, brokers, dealers or futures commission merchants, including any person or entity affiliated with the Subadviser (collectively, Brokers), to carry out the policy with respect to brokerage as set forth in the Trust's Prospectus or as the Board of Trustees may direct in writing from time to time. In providing the Trust with investment supervision, it is recognized that the Subadviser will give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by Brokers who may effect or be a party to any such transaction or other transactions to which the Subadviser's other clients may be a party. The Subadviser shall have discretion to effect investment transactions for the Trust through Brokers (including, to the extent legally permissible, Brokers affiliated with the Subadviser) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Trust to pay any such Brokers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another Broker would have charged for effecting that transaction, if the brokerage or research services provided by such Broker, viewed in light of either that particular investment transaction or the overall responsibilities of the Subadviser with respect to the Trust and other accounts as to which it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission. On occasions when the Subadviser deems the purchase or sale of a security, futures contract or other instrument to be in the best interest of the Trust as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities, futures contracts or other instruments to be sold or purchased. In such event, allocation of the securities, futures contracts or other instruments so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Trust and to such other clients. Furthermore, the Subadviser warrants that it complies with the best execution and transaction reporting requirements under the rules and guidance contained in the FCA's Handbook (as amended from time to time) (the "FCA Rules"). Without prejudice to the foregoing, the Subadviser warrants that it will comply with the execution policy set out online at https://mcauth.martincurrie.com/~/media/corporate/documents/martin-currie-execution-policy.pdf or such other web address as shall be made available to the Co-Managers (the "Execution Policy"). The Co-Managers hereby consent to the Execution Policy and the execution of orders by the Subadviser outside a Trading Venue (as defined in the FCA Rules) from time to time. Where the Subadviser places reliance on their executing brokers, confirmation that they comply with the best execution and transaction reporting requirements imposed by the FCA Rules (or equivalent requirements imposed by MiFID II (meaning the recast Markets in Financial Instruments Directive (2014/65/EU) and Regulation (600/2014/EU) as well as any delegated acts under Level 2 and any updates, amendments or revisions thereto) if they are based in the European Economic Area) will be sought from their terms of business.

(iv)The Subadviser shall maintain all books and records with respect to the Trust's portfolio transactions effected by it as required by Rule 31a-l under the 1940 Act, and shall render to the Trust's Board of Trustees such periodic and special reports as the Trustees may reasonably request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the Trustees or officers or employees of the Trust with respect to any matter discussed herein, including, without limitation, to assist in the valuation of the Trust's securities.

(v)The Subadviser or an affiliate shall provide the Trust's custodian on each business day with information relating to all transactions concerning the portion of the Trust's assets it manages, and shall provide the Co-Managers with such information upon request of the Co-Managers.

(vi)The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Conversely, the Subadviser and Co-Managers understand and agree that if the Co- Managers manage the Trust in a "manager-of-managers" style, the Co-Managers will, among other things, (i) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (ii) periodically make recommendations to the Trust's Board as to whether the contract with the Subadviser should be renewed, modified, or terminated, and (iii) periodically report to the Trust's Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii)The Subadviser acknowledges that the Co-Managers and the Trust intend to rely on Rule 17a-l0, Rule l0f-3, Rule 12d3-1 and Rule 17e-l under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Trust with respect to transactions in securities for the Trust's portfolio or any other transactions of Trust assets.

(viii)The Subadviser represents and warrants that it is also authorized and regulated by the United Kingdom's Financial Conduct Authority and that, without prejudice to the foregoing generality, the Subadviser is duly authorized to carry out its duties under this Agreement. The FCA's address is 25 The North Colonnade, Canary Wharf, London, E14 5HS. The Subadviser undertakes to use its best endeavors at all times to maintain its status as an authorized person for the purposes of the United Kingdom's Financial Services and Markets Act or any successor legislation.

(ix)For the purposes of the FCA Rules and based on information obtained in respect of the Co-Managers, the Subadviser has categorized the Co-Managers as Professional Clients (as defined in the FCA Rules) for all services. The Subadviser will notify the Co-Managers in writing if there is any change to this position. The Co-Managers agree to their classification as Professional Clients for the purposes of this Agreement and the FCA Rules; provided, however, that the Subadviser will, at all times, provide the Co-Managers all protections required under the statutory and regulatory regimes to which the Subadviser and the arrangements contemplated under this Agreement are subject. . The Co-Managers has the right under the FCA Rules to request categorization as a Retail Client (as defined in the FCA Rules). Retail Clients benefit from a higher level of protection than that afforded to Professional Clients.

(b)The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as Trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c)The Subadviser shall keep the Trust's books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof and shall timely furnish to the Co-Managers all information relating to the Subadviser's services hereunder needed by the Co- Managers to keep the other books and records of the Trust required by Rule 31a-1 under the 1940 Act or any successor regulation. The Subadviser agrees that all records which it maintains for the Trust are the property of the Trust, and the Subadviser will tender promptly to the Trust any of such records upon the Trust's request, provided, however, that the Subadviser may retain a copy of such records. The Subadviser further agrees to preserve for the periods prescribed by Rule 31a-2 of the Commission under the 1940 Act or any successor regulation any such records as are required to be maintained by it pursuant to paragraph 1(a) hereof.

(d)The Subadviser is, to the extent required by applicable law, a commodity trading advisor duly registered with the Commodity Futures Trading Commission (the CFTC) and is a member in good standing of the National Futures Association (the NFA). The

Subadviser shall maintain such registration and membership in good standing during the term of this Agreement. Further, the Subadviser agrees to notify the Co-Managers promptly upon (i) a statutory disqualification of the Subadviser under Sections 8a(2) or 8a(3) of the CEA, (ii) a suspension, revocation or limitation of the Subadviser's commodity trading advisor registration or NFA membership, or

(iii)the institution of an action or proceeding that could lead to a statutory disqualification under the CEA or an investigation by any governmental agency or self-regulatory organization of which the Subadviser is subject or has been advised it is a target.

(e)In connection with its duties under this Agreement, the Subadviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the CEA, the Investment Advisers Act of 1940, as amended, and other applicable state and federal regulations, and applicable rules of any self-regulatory organization.

(f)The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Co-Managers and the Trust, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the applicable federal securities laws.

(g)The Subadviser shall furnish to the Co-Managers copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Co-Managers may reasonably request.

(h)The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Trust's portfolio, subject to such reasonable reporting and other requirements as shall be established by the Co-Managers.

(i)The valuation committee of the Trust and the Co-Managers shall have primary responsibility for valuation of the Trust's assets. Upon reasonable request from the Co-Managers, the Subadviser (through a qualified person) will assist the valuation committee of the Trust or the Co-Managers in valuing investments of the Trust as may be required from time to time, including being reasonably available to consult with the valuation committee of the Trust and the Co-Managers and making available information of which the Subadviser has knowledge related to the investments being valued provided; however, that the valuation committee of the Trust and the Co- Managers shall retain primary responsibility for valuation of the Trust's assets. In addition, the Subadviser will use its reasonable efforts to promptly notify the Co-Managers in the event that the Subadviser becomes aware that the Trust is carrying a security in the assets in the portion of the Trust managed by the Subadviser at a value that the Subadviser believes does not fairly represent the price that could be obtained for the security in a current market transaction.

2.The Co-Managers shall continue to have responsibility for all services to be provided to the Trust pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser's performance of its duties under this Agreement. The Co-Managers shall provide (or cause the Trust's custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Trust managed by the Subadviser, cash requirements and cash available for investment in such portion of the Trust, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board of Trustees of the Trust that affect the duties of the Subadviser).

3.For the services provided pursuant to this Agreement, the Co-Managers shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Trust's average daily net assets of the portion of the Trust by the Subadviser, as described in the attached Schedule A. Liability for payment of compensation by the Co-Managers to the Subadviser under this Agreement is contingent upon the Co-Managers' receipt of payment from the Trust for management services described under the Management Agreement between the Fund and the Co-Managers. Expense caps or fee waivers for the Trust that may be agreed to by the Co-Managers, but not agreed to by the Subadvisers, shall not cause a reduction in the amount of the payment to the Subadviser by the Co-Managers.

4.(a) The Subadviser acknowledges that, in the course of its engagement by the Co-Managers, the Subadviser may receive or have access to confidential and proprietary information of the Co-Managers or third parties with whom the Co-Managers conducts business. Such information is collectively referred to as "Confidential Information." Confidential Information includes the Co-Managers' business and other proprietary information, written or oral.

(b)The Subadviser certifies that (i) its treatment of Confidential Information is in compliance with applicable laws and regulations with respect to privacy and data security (including, but not limited to Regulation (EU) 2016/679 of the European Parliament and of the Council of 27 April 2016 on the protection of natural persons with regard to the processing of personal data and on the free movement of such data ("GDPR"), and/or any corresponding or replacement UK legislation or equivalent to the GDPR), and (ii) it has implemented and currently maintains an effective written information security program ("Information Security Program") including administrative, technical, and physical safeguards and other security measures necessary to (a) ensure the security and confidentiality of Confidential Information; (b) protect against any anticipated threats or hazards to the security or integrity of Confidential Information; and (c) protect against unauthorized access to, destruction, modification, disclosure or use of Confidential Information that could result in substantial harm or inconvenience to the Co-Managers, or to any person who may be identified by Confidential Information. The Subadviser shall immediately notify the Co-Managers if the Subadviser is in material breach of this Section. At the Manager's request, the Subadviser agrees to certify in writing to the Manager, its compliance with the terms of this Section.

(c)The Subadviser shall notify the Co-Managers or its agents of its designated primary security manager. The security manager will be responsible for managing and coordinating the performance of the Subadviser's obligations set forth in its Information Security Program and this Agreement.

(d)The Subadviser shall review and, as appropriate, revise its Information Security Program at least annually or whenever there is a material change in the Subadviser's business practices that may reasonably affect the security, confidentiality or integrity of Confidential Information. During the course of providing the services, the Subadviser may not alter or modify its Information Security Program in such a way that will weaken or compromise the security, confidentiality, or integrity of Confidential Information.

(e)The Subadviser shall maintain appropriate access controls, including, but not limited to, limiting access to Confidential Information to the minimum number of the Subadviser's Employees who require such access in order to provide the services to the Co-Managers. The Subadviser may use, store, transfer or otherwise process information about the Trust, the Co-Managers or their employees, agents or representatives for the purpose of fulfilling the Subadviser's obligations under this Agreement, to comply with record keeping obligations, and as reasonably necessary for management of the client relationship.

(f)The Subadviser shall conduct periodic risk assessments to identify and assess reasonably foreseeable internal and external risks to the security, confidentiality, and integrity of Confidential Information; and evaluate and improve, where necessary, the effectiveness of its information security controls. Such assessments will also consider the Subadviser's compliance with its Information Security Program and the laws applicable to the Subadviser.

(g)The Subadviser shall conduct regular penetration and vulnerability testing of its information technology infrastructure and networks. If any testing detects any anomalies, intrusions, or vulnerabilities in any information technology systems processing, storing or transmitting any of the Fund's and/or Co-Managers' Confidential Information, the Subadviser shall promptly report those findings to the Co-Managers.

(h)The Subadviser shall notify the Co-Managers, promptly and without unreasonable delay, but in no event more than 48 hours of learning of any unauthorized access or disclosure, unauthorized, unlawful or accidental loss, misuse, destruction, acquisition of, or damage to Confidential Information may have occurred or is under investigation (a "Security Incident"). Thereafter, the Subadviser shall: (i) promptly furnish to the Co-Managers full details of the Security Incident; (ii) assist and cooperate with the Co-Managers and the Co-Managers' designated representatives in the Co-Managers' investigation of the Subadviser, Employees or third parties related to the Security Incident. The Subadviser will provide the Co-Managers with physical access to the facilities and operations affected, facilitate the Co-Managers' interviews with Employees and others involved in the matter, and make available to the Co-Managers all relevant records, logs, files, and data; (iii) cooperate with the Co-Managers in any litigation or other formal action against third parties deemed necessary by the Co-Managers to protect the Co-Managers' rights; and (iv) take appropriate action to prevent a recurrence of any Security Incident.

(i)Upon the Co-Managers' reasonable request at any time during the term of the Agreement, the Subadviser shall promptly provide the Co-Managers with information related to the Subadviser's information security safeguards and practices.

(j)For the purpose of auditing the Subadviser's compliance with this Section, the Subadviser shall provide to the Co-Managers, on reasonable notice: (a) access to the Subadviser's information processing premises and records; (b) reasonable assistance and cooperation of the Subadviser's relevant staff; and (c) reasonable facilities at the Subadviser's premises.

5.The Subadviser will not engage any third party to provide services to the portion of the Trust's portfolio as delegated to the Subadviser by the Co-Managers without the express written consent of the Co-Managers excepts as follows:

(a)The Subadviser may delegate certain functions relating to proxy voting to ISS plc (or any equivalent replacement provider in the future);

(b)The Subadviser may delegate certain operational middle and front office functions to State Street Bank (and its group companies) and Fidessa respectively (and to any equivalent replacement providers in the future); and

(c)The Subadviser may engage one or more affiliates within the Legg Mason group including, but not limited to, Legg Mason Asset Management Singapore Pte. Limited, to perform non-advisory services for the Portfolio.

To the extent that the Subadviser receives approval from the Co-Managers to engage a third-party service provider, the Subadviser assumes all responsibility for any action or inaction of the service provider as it related to the Trust's portfolio as delegated to the Subadviser by the Co-Managers. In addition, the Subadviser shall fully indemnify, hold harmless, and defend the Co-Managers and its directors, officers, employees, agents, and affiliates from and against all claims, demands, actions, suits, damages, liabilities, losses, settlements, judgments, costs, and expenses (including but not limited to reasonable attorney's fees and costs) which arise out of or relate to the provision of services provided by any such service provider.

6.The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Trust or the Co-Managers in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser's part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Co-Managers or the Trust may have against the Subadviser under federal or state securities laws. The Co-Managers shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Co- Managers' willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Co-Managers, their affiliated persons, their officers, directors and employees, for any liability and expenses, including attorneys' fees, which may be sustained as a result of the Subadviser's willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

7.This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Trust at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Co-Managers or by the Subadviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it will promptly notify the Trust and the Co-Managers of the occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change of control (as defined in the 1940 Act) of the Subadviser.

To the extent that the Co-Managers delegate to the Subadviser management of all or a portion of a portfolio of the Trust previously managed by a different subadviser or the Co-Managers, the Subadviser agrees that its duties and obligations under this Agreement with respect to that delegated portfolio or portion thereof shall commence as of the date the Co-Managers begin the transition process to allocate management responsibility to the Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Co-Managers at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary (for PGIM Investments) and One Corporate Drive, Shelton, Connecticut, 06484, Attention: Secretary (for ASTIS); (2) to the Trust at 655 Broad Street, 17th Floor, Newark, NJ 07102, Attention: Secretary; or (3) to the Subadviser at Saltire Court, 20 Castle Terrace, Edinburgh, EH1 2ES, United Kingdom, Attention: Mel Bucher.

8.Nothing in this Agreement shall limit or restrict the right of the Subadviser's directors, officers or employees who may also be a Trustee, officer or employee of the Trust to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

9.During the term of this Agreement, the Co-Managers agree to furnish the Subadviser at its principal office all prospectuses, proxy statements, and reports to shareholders which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser reasonably objects in writing five business days (or such other time as may be mutually agreed) after receipt thereof. During the term of this Agreement, the Co-Managers also agree to furnish the Subadviser, upon request, representative samples of marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public, which make reference to the Subadviser. The Co-Managers further agree to prospectively make reasonable changes to such materials upon the Subadviser 's written request, and to implement those changes in the next regularly scheduled production of those materials or as soon as reasonably practical. All such prospectuses, proxy statements, replies to shareholders, marketing and sales literature or other material prepared for distribution to shareholders of the Trust or the public which make reference to the Subadviser may be furnished to the Subadviser hereunder by electronic mail, first-class or overnight mail, facsimile transmission equipment or hand delivery.

10.This Agreement may be amended by mutual consent, but the consent of the Trust must be obtained in conformity with the requirements of the 1940 Act.

11.This Agreement shall be governed by the laws of the State of New York.

12.Any question of interpretation of any term or provision of this Agreement having a counterpart or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

13.This Agreement, including Schedule A hereto, embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement should not be affected thereby. This Agreement shall be binding on and inure to the benefits of the parties hereto and their respective successors.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PGIM INVESTMENTS LLC

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: Senior Vice President

AST INVESTMENT SERVICES, INC.

By: /s/ Timothy S. Cronin

Name: Timothy S. Cronin

Title: President

MARTIN CURRIE INC.

By: /s/ Nigel Anderson

Name: Nigel Anderson

Title: Chief Compliance Officer

SCHEDULE A

ADVANCED SERIES TRUST

As compensation for services provided by Martin Currie Inc. (Martin Currie or the Subadviser), PGIM Investments LLC and AST Investment Services, Inc. will pay Martin Currie an advisory fee on the net assets managed by the Subadviser that is equal, on an annualized basis, to the following:

Portfolio Name	Contractual Subadvisory Fee Rate

0.50% of average daily net assets to $150 million;
AST Emerging Markets Equity	0.40% of average daily net assets from $150 million to $300 million;
Portfolio	0.35% of average daily net assets from $300 million to $450 million;
0.30% of average daily net assets over $450 million.

*In the event Martin Currie invests Portfolio assets in other pooled investment vehicles it manages or subadvises, Martin Currie will waive its subadvisory fee for the Portfolio in an amount equal to the acquired fund fee paid to Martin Currie with respect to the Portfolio assets invested in such acquired fund. Notwithstanding the foregoing, the subadvisory fee waivers will not exceed 100% of the subadvisory fee.

Dated as of: July 31, 2020

EXHIBIT B

MANAGEMENT OF MARTIN CURRIE INC. (MC)

The Martin Currie group provides asset management services for a global client base of financial institutions, charities, foundations, endowments, pension funds, family offices, government agencies and investment funds. Effective July 31, 2020, Martin Currie Inc. is a wholly-owned indirect subsidiary of Franklin Resources, Inc. Martin Currie Inc. is a New York corporation (No. 515904) within the Martin Currie group providing discretionary investment management services to Martin Currie's US investors. Martin Currie Inc. is headquartered at New York Times Building, 620 Eighth Avenue, 49th Floor, New York, New York 10018 and has its UK-based office at Saltire Court, 20 Castle Terrace, Edinburgh, United Kingdom, EH1 2ES. Martin Currie Inc. is regulated by the SEC in the US and the FCA in the UK. As of June 30, 2020, Martin Currie Inc. had approximately $13.8 billion in assets under management.

Name & Address*	Position
Julian Ide	Executive Director – Martin Currie Inc.
Euan Wilson	Executive Director – Martin Currie Inc.
Stuart Davidson	Executive Director - Martin Currie Inc.
Nigel Anderson	Executive Director – Martin Currie Inc.

*The principal mailing address of the principal executive officer and each director of MC is Saltire Court, 20 Castle Terrace, Edinburgh EH1 2ES.

COMPARABLE FUNDS FOR WHICH MC

SERVES AS ADVISER OR SUBADVISER

The following table lists certain information regarding comparable mutual funds to which MC provides investment advisory and subadvisory services, other than the Portfolio:

Fund	Net Assets in Millions	Annual Rate of Advisory/Subadvisory Fee Paid to MC
(as of June 30, 2020)

LM IF MC Emerging	US$20.78	Class Premier Class: 0.75%
Markets Fund – UK ICVC		S Class: 0.65% p.a.

LM MC Global Emerging	US$30.95	Class S US$: 0.65%
Markets Fund – Ireland
ICVC

LM MC Emerging	US$78.25	1%* p.a. (inclusive of GST and RITC) of the net asset value of the
Markets – Australia		Fund
Wholesale Unit Trust		* This fee can be negotiated

B-1

EXHIBIT C

SHAREHOLDER INFORMATION

As of October 2, 2020, the Trustees and officers of AST, as a group, owned less than 1% of the outstanding shares of the Portfolio.

As of October 2, 2020, the owners, directly or indirectly, of more than 5% of the outstanding shares of any share class of the Portfolio were as follows:

Portfolio Name	Shareholder Name	Registration		Shares/Percentage

AST Emerging Markets	Pruco Life Insurance Company	Attn: Separate Accounts 7th Fl.		25,129,443.008/40.41%
Equity Portfolio	PLAZ - Annuity	213	Washington Street
		Newark, NJ 07102

	Advanced Series Trust	655	Broad Street, 17th Fl.	17,112,732.619/27.52%
	AST Academic Strategies Asset	Newark, NJ 07102
	Allocation Portfolio

	Pru Annuity Life Assurance Corp.	Attn: Separate Accounts 7th Fl.		10,553,812.323/16.97%
	PALAC - Annuity	213	Washington Street
		Newark, NJ 07102

	Advanced Series Trust	655	Broad Street, 17th Fl.	3,261,131.489/5.24%
	AST Capital Growth Asset	Newark, NJ 07102
	Allocation Portfolio

C-1

ADVANCED SERIES TRUST

AST Emerging Markets Equity Portfolio

655 Broad Street

17th Floor

Newark, New Jersey 07102

IMPORTANT NOTICE OF INTERNET

AVAILABILITY OF INFORMATION STATEMENT

(the Notice)

The Information Statement referenced in this Notice is available at:

www.PrudentialAnnuities.com/investor/invprospectus

This Notice is to inform you that an information statement (the Information Statement) regarding a new subadvisory agreement for the AST Emerging Markets Equity Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), is now available at the website referenced above. Please note that this Notice is only intended to provide an overview of the matter covered in the Information Statement. We encourage you to access the Portfolio's website to review a complete copy of the Information Statement, which contains important information about the Portfolio's subadvisers and the new subadvisory agreement.

As discussed in the Information Statement, at a regular meeting held on June 15-16, 2020, the Board of Trustees (the Board) of the Trust approved a new subadvisory agreement (the New Subadvisory Agreement) for the Portfolio among PGIM Investments LLC (PGIM Investments), AST Investment Services, Inc. (ASTIS, and together with PGIM Investments, the Manager) and Martin Currie Inc. (MC), due to a change of control of the parent company of MC.

The Board's approval of the New Subadvisory Agreement was in connection with the change of control of Legg Mason, Inc. (Legg Mason), the parent company of MC, which resulted from Franklin Resources, Inc.'s (Franklin) acquisition of Legg Mason. In February 2020, Legg Mason entered into an agreement with Franklin under which Franklin would acquire Legg Mason (the Transaction). The Transaction closed on July 31, 2020. Franklin is a holding company that, together with its subsidiaries operates as Franklin Templeton®. Upon the closing of the Transaction, Legg Mason became a direct wholly-owned subsidiary of Franklin, and MC became an indirect subsidiary of Franklin. As such, the Transaction resulted in a change of control of Legg Mason and MC and, therefore, an assignment (within the meaning of the Investment Company Act of 1940) and automatic termination of the prior subadvisory agreement between the Manager and MC for the Portfolio.

The New Subadvisory Agreement became effective on July 31, 2020, and is identical to the prior subadvisory agreement between the Manager and MC. The subadvisory agreements between the Manager and the Portfolio's other subadvisers, AQR Capital Management, LLC and J.P. Morgan Investment Management, Inc., have not been, and will not be, affected by the New Subadvisory Agreement. The investment management agreement relating to the Portfolio has not been, and will not be, changed as a result of the New Subadvisory Agreement. PGIM Investments and ASTIS will continue to manage the Portfolio.

The Manager has received exemptive orders from the Securities and Exchange Commission that allow it, subject to certain conditions, to hire certain subadvisers and to make changes to existing subadvisory agreements without obtaining shareholder approval. As required by the exemptive order pertaining to subadvisers that are unaffiliated with the Trust and the Manager, the Portfolio is required to provide information to shareholders about a new subadviser within 90 days of the hiring of the new subadviser. The Information Statement is designed to satisfy this requirement.

This Notice is being mailed on or about October 12, 2020, to all shareholders of record as of the close of business on July 31, 2020. A copy of the Information Statement will remain on the Portfolio's website until January 11, 2021.

You can obtain a paper copy of the complete Information Statement, without charge, by writing the Trust at 655 Broad Street, 17th Floor, Newark, New Jersey 07102, or by calling (800) 778-2255 (toll free). You can request a complete copy of the Information Statement until January [6], 2021. To ensure prompt delivery, you should make your request no later than December 28, 2020. Please note that you will not receive a paper copy unless you request it.

Shareholders Sharing the Same Address. As permitted by law, only one copy of this Notice will be delivered to shareholders residing at the same address, unless such shareholders have notified the Trust of their desire to receive multiple copies of the shareholder reports and other materials that the Trust sends. If you would like to receive an additional copy, please contact the Trust by writing to the Trust's address, or by calling the telephone number shown above. The Trust will then promptly deliver, upon request, a separate copy of this Notice to any shareholder residing at an address to which only one copy was mailed. Shareholders wishing to receive separate copies of the Trust's shareholder reports and other materials in the future, and shareholders sharing an address that wish to receive a single copy if they are receiving multiple copies, should also send a request as indicated.

This Notice and the Information Statement are for your information only. You are not required to take any action.

ASTEMEIS-2-B